UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) In connection with the recent acquisition of the Legg Mason Capital Markets business from Citigroup Inc, Stifel Financial Corp. ("registrant") named Messrs. Richard J. Himelfarb, Thomas P. Mulroy, and Joseph A. Sullivan, as executive officers and appointed to serve on the Stifel Financial Corp. Board of Directors effective December 1, 2005.

The following furnishes a brief description of the business experience of each such individual:

Richard J. Himelfarb, age 63, serves as Executive Vice President and Director of the registrant and Executive Vice President and Director of Investment Banking of Stifel, Nicolaus & Company, Incorporated ("Stifel Nicolaus"), the registrant's principal subsidiary. He is responsible for supervising our corporate finance investment banking activities. Mr. Himelfarb served as a director of Legg Mason, Inc. since November 1983 and Legg Mason Wood Walker, Inc. since January 2005. Mr. Himelfarb was elected Executive Vice President of Legg Mason and Legg Mason Wood Walker, Inc. in July 1995.

Thomas P. Mulroy, age 44, serves as Executive Vice President and Director of the registrant and Executive Vice President and Director of Equity Capital Markets of Stifel Nicolaus. Mr. Mulroy has responsibility for institutional equity sales, trading, and research. Mr. Mulroy was elected Executive Vice President of Legg Mason, Inc. in July 2002 and of Legg Mason Wood Walker, Inc. in November 2000. Mr. Mulroy became a Senior Vice President of Legg Mason, Inc. in July 2000 and Legg Mason Wood Walker, Inc. in August 1998.

Joseph A. Sullivan, age 48, serves as Executive Vice President and Director of the registrant and Executive Vice President and Director of Fixed Income Capital Markets of Stifel Nicolaus. Mr. Sullivan has responsibility for municipal and taxable fixed income banking, research, and institutional sales and trading. Mr. Sullivan was elected Executive Vice President of Legg Mason, Inc. in July 2003 and of Legg Mason Wood Walker, Inc. in August 2003. Mr. Sullivan had been Senior Vice President of Legg Mason, Inc. since July 2000 and of Legg Mason Wood Walker, Inc. since August 1994.

The new directors do not have any committee assignments.

Except as disclosed herein, the registrant is not aware of any transactions, proposed transactions, or series of either to which the registrant or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Messrs. Himelfarb, Mulroy or Sullivan had, or will have, a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: December 6, 2005	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski Title: President and Chief Executive Officer